NOTE 2 - EQUITY INVESTMENT	6 Months Ended
Jun. 30, 2012
Equity Method Investments and Joint Ventures Disclosure [Text Block]
NOTE 2 - EQUITY INVESTMENT

In July 2009, the Company acquired a 50% ownership interest in VideoLatitude Inc., a Canadian Company with plans to enter the wireless live-video technology business.  The remaining 50% of the interest was owned by four Canadian citizens and a Canadian corporation. The Company accounted for this investment under the equity method of accounting.

In December 2011, the Company reached an agreement with the management of VideoLatitude, whereby VideoLatitude’s management agreed to reacquire the Company’s interest in VideoLatitude for $225,000.  As a result of this agreement, the Company recorded an impairment charge of $873,029 to record the investment at the amount received for the interest in February 2012.  During the six months ended June 30, 2011, the Company recognized $746,636 of pro-rata share of losses associated with this investment. The latter amount was reported in other expense in the accompanying 2011 statements of operations.

The Company has not presented the components of the investment as of December 31, 2011 as the investment was adjusted to its net realizable value based upon the agreement for sale reached with VideoLatitude's management December 31, 2011.

VideoLatitude’s functional currency is the Canadian Dollar.  VideoLatitude accounts for currency translation in accordance with ASC 830-10, “Foreign Currency Matters.”  Income and expenses related to its operations are translated at weighted average exchange rates during the year.  Assets and liabilities are translated to US dollars at the exchange rate in effect at the balance sheet date.